AXIS Capital Holdings Limited Investment Portfolio Supplemental Information and Data December 31, 2009 Exhibit 99.3

Cautionary Note on Forward Looking Statements
Statements in this presentation that are not historical facts, including statements regarding our estimates, beliefs, expectations, intentions, strategies or projections, may be “forward-looking statements” within the meaning of the U.S. federal securities laws, including the Private
Securities Litigation Reform Act of 1995.  We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the United States securities laws. In some cases, these statements can be identified by the use of forward-
looking words such as “may,” “should,” “could,” “anticipate,” “estimate,” “expect,” “plan,” “believe,” “predict,” “potential,” “intend” or similar expressions.  Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans.  Forward-looking statements contained in this presentation may include, but are not limited to, information regarding measurements of potential losses in the fair value of our investment portfolio, our expectations regarding pricing and other market conditions and valuations of the potential impact of movements in interest rates, equity prices, credit spreads and foreign currency rates.
Forward-looking statements only reflect our expectations and are not guarantees of performance. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements. We believe that these factors include, but are not limited to, the following:
• the occurrence of natural and man-made disasters,
• actual claims exceeding our loss reserves,
• general economic, capital and credit market conditions,
• the failure of any of the loss limitation methods we employ,
• the effects of emerging claims and coverage issues,
• the failure of our cedants to adequately evaluate risks,
• the loss of one or more key executives,
• a decline in our ratings with rating agencies,
• loss of business provided to us by our major brokers,
• changes in accounting policies or practices,
• changes in governmental regulations,
• increased competition,
• changes in the political environment of certain countries in which we operate or underwrite business, and
• fluctuations in interest rates, credit spreads, equity prices and/or currency values.
We undertake no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.
This report is for informational purposes only. It should be read in conjunction with the documents that we file with the Securities and Exchange Commission pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Total Cash and Investments
Total Cash and Investments: $11.6 Billion
Total Portfolio Allocation
Total Portfolio Ratings Allocation
Note:  Other investments include hedge funds, CLO equity tranches, credit funds and short duration high yield funds
(As of December 31, 2009)
Equities
2%
Short Term
Investments
1%
Other Investments
5%
Municipals
6%
Corporates
31%
Foreign Govt Agency
6%
Cash & Cash
Equivalents
8%
US Govt/Agency
16%
Agency MBS
13%
ABS
4%
Non Agency RMBS
2%
Non Agency CMBS
6%
AAA
22%
AA
8%
Equities
2%
Below BBB
1%
BBB
9%
A
16%
US
Govt/Agency/Cash
& Cash Equivalents/
Agency MBS
37%
Other Investments
(unrated)
5%

Non-Agency CMBS: Detail
Fair Value ($ in millions)
Net Unrealized Loss ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB Total
2008 $8 $ - $ 2 - $10
2007 82 18 51 1 152
2006 108 31 13 - 152
2005 104 4 7 - 115
Other 212 11 1 - 224
Total $514 $64 $74 $1 $653
Net
Unrealized $(4) $(6) $(8) $- $(18)

Key Characteristics
• 78.7% AAA, 95.4% senior/super senior tranches
• 145 securities
• Weighted average life of 4.4 years
• Duration of 3.59
• Book yield is 5.71%
• Average price of 95% of par
(As of December 31, 2009)
Total Non Agency CMBS: $653 Million
(6% of total portfolio)
$-
$20
$40
$60
$80
$100
$120
$140
$160
Pre
2001
2002 2003 2004 2005 2006 2007 2008
AAA AA A BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2008
AAA AA A BBB

Non-Agency CMBS: Detail (Continued)
• Average loan to value of the underlying collateral is 70.9
• Average subordination has improved to 27.2% from 24.8% at origination
• Current percentage of defeased collateral is 8.58%
• Average current collateral delinquency is 6.12%
Asset Class
Amortized
Cost
Net Unrealized
Loss Fair Value
Office $218 $(7) $211
Retail 213 (5) 208
Multifamily 109 (2) 107
Hotel 50 (1) 49
Industrial 30 (1) 29
Mixed use 14 - 14
Self storage 13 (1) 12
Mobile home 11 (1) 10
Healthcare 4 - 4
Other 9 - 9
Total $671 $(18) $653

Years to Maturity
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
< 2 $127 $2 $129
2.1 – 3 49 - 49
3.1 – 4 96 1 97
4.1 – 5 99 (3) 96
5.1 – 7 252 (14) 238
7.1 – 10 48 (4) 44
Total $671 $(18) $653
Collateral Property Type ($ in millions) Maturity Detail ($ in millions)
(As of December 31, 2009)

Investment Grade Fixed Income:  RMBS
Key Characteristics – Non Agency RMBS
• Non-Agency RMBS have an amortized cost
of $258 million with net unrealized loss of
$35 million
• This sector includes prime, Alt-A and
subprime collateral
• Non-Agency RMBS is 56.1% AAA-rated as
detailed on the following slides
Total Agency and Non-Agency RMBS: $1.8 Billion
(15% of total portfolio)
Key Characteristics – Agency RMBS
• Primarily pass-through securities
issued by the Federal Home Loan
Mortgage Corporation, Federal
National Mortgage Association, and the
Government National Mortgage
Association
• These securities have an amortized cost
of $1.5 billion with a net unrealized gain
of $37 million
• Duration of 3.15
• Book yield is 4.70%
(As of December 31, 2009)
Agency RMBS
87%
Non-Agency
RMBS
13%

Non-Agency RMBS: Detail
Fair Value ($ in millions)
Rating by Vintage (%)
Rating by Vintage ($ in millions)
Vintage AAA AA A BBB
Below
BBB Total
2009 $2 $- $- $- $- $2
2007 9 7 1 - 15 32
2006 8 - - 1 28 37
2005 42 15 - 2 19 78
2004 30 2 1 1 2 35
Other 34 4 - - 1 39
Total $125 $27 $2 $4 $65 $223
Net
Unrealized $(17) $(4) $ (1) $(1) $(12) $(35)
Net Unrealized Loss ($ in millions)

Key Characteristics
• 56.1% AAA
• 172 securities
• Weighted average life of 3.7 years
• Book yield is 6.41%
• Average price of 81% of par
• Duration of 0.06
(As of December 31, 2009)
$-
$10
$20
$30
$40
$50
$60
$70
$80
Pre
2001
2002 2003 2004 2005 2006 2007 2009
AAA AA A BBB Below BBB
0%
20%
40%
60%
80%
100%
Pre
2001
2002 2003 2004 2005 2006 2007 2009
AAA AA A BBB Below BBB

Non-Agency RMBS: Detail (Continued)
Years to Maturity
Amortized
Cost Net Unrealized Loss Fair Value
< 2 $46 $(4) $42
2.1 – 3 49 (3) 46
3.1 – 4 38 (5) 33
4.1 – 5 21 (4) 17
5.1 – 7 82 (13) 69
7.1 – 10 12 (3) 9
>10 10 (3) 7
Total $258 $(35) $223
Maturity Detail ($ in millions)

•
The fair value of securities with Subprime content is $17 million
• The fair value of securities with Alt-A content is $70 million
(As of December 31, 2009)
Note: Our Alt-A and Subprime classification is determined by the underlying collateral. A security with any level of Alt-A or Subprime collateral is classified as such even if the collateral is majority prime

Investment Grade Fixed Income:  Corporate Debt
Total Corporate Debt: $3.6 Billion
(31% of total portfolio)
(As of December 31, 2009)
*Medium-Term Notes primarily comprise European credit issuances
Direct Non
Financials
37%
Medium Term
Notes*
10%
Direct Financials
53%
• Average corporate debt rating A
• Weighted average life of 4.49 years
• Duration of 3.16
• Book Yield is 5.12%

Investment Grade Corporate Debt: Financials
Financials by Subsector: $1.9 Billion
(17% of total portfolio)

(As of December 31, 2009)
Commercial Finance
15%
Consumer Finance
4%
Corporate Finance
7%
Brokerage
12%
US Banking
30%
Non US Govt
Guaranteed
8%
Foreign Banks
23%
Insurance
1%
Amortized
Cost
Net Unrealized
Gain/(Loss)
Fair
Value
US Banking $569 $11 $580
Brokerage 215 11 226
Commercial Finance 277 4 281
Consumer Finance 65 2 67
Corporate Finance 136 - 136
Foreign Banks 438 (3) 435
Insurance 26 - 26
Non US Govt Guaranteed 162 - 162
Total $1,888 $25 $1,913
• Included in Investment Grade Corporate Debt for
Financials are $281 million of FDIC guaranteed bonds

Corporate Debt - Financials: Detail
Amortized
Cost
Net
Unrealized
Gain Fair Value
Bank of America $184 $4 $188
JP Morgan Chase 139 9 148
Citigroup 131 2 133
General Electric 125 2 127
Morgan Stanley 111 4 115
Goldman Sachs 96 4 100
Wells Fargo & Co 78 2 80
HSBC Holdings PLC 69 1 70
Credit Suisse 41 2 43
Australia & New Zealand
Banking Group 27 1 28
Top 10 Direct Financial Holdings ($ in millions)
Amortized
Cost
Net Unrealized
Gain/(Loss) Fair Value
AAA $561 $2 $563
AA 367 (1) 366
A 804 23 827
BBB 117 2 119
Below BBB 39 (1) 38
Total $1,888 $25 $1,913
Financials by Rating ($ in millions)
(As of December 31, 2009)

Investment Grade Corporate Debt: Non-Financials
Amortized
Cost
Net Unrealized
Gain
Fair
Value
Communications $348 $16 $364
Consumer cyclicals 97 3 100
Consumer non cyclicals 206 8 214
Electric 205 8 213
Energy 135 8 143
Industrial 130 7 137
Natural gas 51 2 53
Other 15 - 15
Technology 57 3 60
Transportation 17 - 17
Total $1,261 $55 $1,316
Non-Financials By Subsector: $1.3 Billion
(11% of total portfolio)
(As of December 31, 2009)

Subsector Detail ($ in millions)
Consumer cyclicals
8%
Technology
5%
Other
1%
Industrial
10%
Transportation
1%
Communications
28%
Natural gas
4%
Energy
11%
Consumer non
cyclicals
16%
Electric
16%

Top 10 Direct Non-Financial Holdings ($ in millions)
Corporate Debt - Non-Financials: Detail
Amortized Cost
Net Unrealized
Gain/(Loss) Fair Value
Verizon
Communications $116 $7 $123
AT&T 48 2 50
Time Warner
Cable 38 2 40
Duke Energy 30 2 32
Kinder Morgan
Energy Partners 28 1 29
Comcast
Corporation 24 1 25
Anheuser Busch 23 1 24
Dominion
Resources Inc 21 1 22
Toyota Motor Co
22 (1) 21
Anadarko
Petroleum Co 20 1 21
Amortized Cost
Net Unrealized
Gain Fair Value
AAA $4 $- $4
AA 115 3 118
A 578 26 604
BBB 555 26 581
Below BBB 9 - 9
Total $1,261 $55 $1,316
Non Financials by Rating ($ in millions)

(As of December 31, 2009)

Investment Grade Corporate Debt:
Medium-Term Notes
• Credit issuances accessed via medium-term notes which employ leverage
• Current leverage 0.51 (for each unit of client capital an additional 0.51 of borrowed capital is employed)
• Investment results driven by changes in credit spreads and the yield based on LIBOR plus the credit spread
• Average yield of medium-term notes is LIBOR + 259bps
Fair Value by Region
Amortized
Cost
Net Unrealized
Gain
Fair
Value
% of Total
Portfolio
Medium-Term Notes $334 $18 $352 3.0
Fair Value by Rating Fair Value by Sector
Medium-Term Notes ($ in millions)
(As of December 31, 2009)
ABS
10%
Financials
24%
Corporate &
Sovereign
66%
A
33%
AA
9%
AAA
3%
BBB
33%
Below BBB
22%
Other
4%
Asia
1%
US
1%
UK
31%
Western Europe
59%
Middle East
2%
Eastern Europe
2%

Investment Grade Fixed Income: ABS
Amortized Cost
Net Unrealized
Gain/(Loss) Fair Value
Auto ABS $204 $3 $207
CLO –
debt tranches 57 (15) 42
CDO 6 (2) 4
Credit card 73 - 73
Equipment 27 - 27
Other ABS 89 1 90
Total $456 $(13) $443

ABS by Subsector: $443 Million
(4% of total portfolio)
(As of December 31, 2009)
Auto ABS
46%
Equipment
6%
Credit card
17%
CDO
1%
CLO - debt
tranches
10%
Other ABS
20%
Subsector Detail ($ in millions)

ABS: Detail
Years to Maturity Amortized Cost
Net Unrealized
Gain/(Loss)
Fair
Value
< 2 $264 $2 $266
2.1 – 3 27 - 27
3.1 – 4 44 (4) 40
4.1 – 5 65 (7) 58
5.1 – 7 18 (4) 14
7.1 – 10 34 1 35
>10 4 (1) 3
Total $456 $(13) $443

Maturity Detail ($ in millions)
Vintage Detail ($ in millions)
(As of December 31, 2009)
Vintage AAA AA A BBB
Below
BBB Total
2009 $195 $- $- $- $- $195
2008 118 - - - - 118
2007 29 - 3 - - 32
2006 31 - - 1 - 32
Other 22 - 22 13 9 66
Total $395 $- $25 $14 $9 $443
Net
Unrealized $5 $ - $(5) $(9) $(4) $(13)
Key Characteristics
• 89.2% AAA
• 80 securities
• Weighted average life of 2.65 years
• Duration of 1.29
• Book yield is 2.75%
• Average price of 98% of par
Amortized Cost
Net Unrealized
Gain/(Loss)
Fair
Value
AAA $390 $5 $395
AA - - -
A 31 (5) 26
BBB 23 (9) 14
Below BBB 12 (4) 8
Total $456 $(13) $443
Rating Detail ($ in millions)
Net Unrealized Loss ($ in millions)

Fund of
Funds
73%
Single
Managers
27%
Other Investments Overview
CLO - equity
tranches
11%
Hedge Funds
61%
Short duration
high yield
fund
9%
Credit funds
19%
Total Other Investments: $570 million
(5% of total portfolio)
(As of December 31, 2009)
Key Characteristics
• Short duration high yield fund – invests mainly in high yield bonds with an average maturity of 1.5 years and average rating of B+
• Credit funds – invest in bank loans, investment grade credit and distressed debt
• CLO equity tranches – equity tranches of cash flow collateralized loan obligations that invest primarily in first-lien bank loans
• Fund of Funds – seek to achieve attractive risk adjusted total returns by investing in a large diversified portfolio of asset managers
• Single managers – invest in event driven, equity long short, and energy MLP strategies
Hedge Funds
Total Other Investments

Net Unrealized Gain / (Loss) Summary
Amortized Cost Net Unrealized Gain Fair Value
Fixed maturities $9,628
$90 $9,718
Equities 195 9    204
Short-term investments 129
- 129
Total $9,952 $99 $10,051
As of December 31, 2009)
Invested Assets ($ in millions)

79
(513)
(274)
(33)
(49)
41
(349)
(178)
(31)
(22)

1 7
83
(31)
(21)

(16)
14
$(900)
$(750)
$(600)
$(450)
$(300)
$(150)
$-
$150
Mar 2009 Jun 2009 Sep 2009 Dec 2009
US Govt/Agency Foreign Govt Corporates Non Agency CMBS/RMBS
Asset-backed securitites Municipals Short-term investments Equities